Group Companies AS AT 31 DECEMBER 2025 In accordance with Section 409 of the Companies Act 2006, a list of subsidiaries, partnerships, associates and joint ventures as at 31 December 2025 is set out below. All subsidiary undertakings are subsidiary undertakings of their immediate parent undertaking(s) pursuant to Section 1162(2)(a) of the Companies Act 2006 unless otherwise indicated – see the notes on page 200. All subsidiary undertakings not included in the consolidation are not included because they are not material for such purposes. All associated undertakings are included in the Unilever Group’s financial statements using the equity method of accounting unless otherwise indicated – see the notes on page 200. See page 183 of the Annual Report and Accounts for a list of the significant subsidiaries. Companies are listed by country and under their registered office address. The aggregate percentage of capital held by the Unilever Group is shown after the subsidiary company name, except where it is 100%. If the Nominal Value field is blank, then the Share Class Note will identify the type of interest held in the entity. Subsidiary undertakings included in the consolidation Algeria – Zone Industrielle Hassi Ameur, Oran 31000 Unilever Algérie SPA (72.50) DZD1,000.00 1 Argentina – Tucuman 1, Piso 4, Ciudad Autónoma de Buenos Aires Arisco S.A. ARS1.00 1 Unilever de Argentina S.A. ARS1.00 1 Club de Beneficios S.A.U. ARS1.00 1 Urent S.A. ARS1.00 1 Argentina – Martín Güemes 24 Sur, San Juan, Provincia de San Juan Helket S.A. ARS1.00 1 Argentina – Juana Manso 205, 7mo. Piso, Ciudad Autónoma de Buenos Aires Compre Ahora S.A. ARS1.00 1 Australia – 219 North Rocks Road, North Rocks, NSW 2151 Unilever Australia (Holdings) Pty Limited AUD1.00 1 Unilever Australia Group Pty Limited AUD2.7414 1 Unilever Australia Limited AUD1.00 1 Unilever Australia Trading Limited AUD1.00 1 Australia – 111-115 Chandos Street, Crows Nest, NSW 2065 Dermalogica Holdings Pty Limited AUD1.00 1 Dermalogica Pty Limited AUD2.00 1 Australia – Level 12, 60 Castlereagh Street, Sydney, NSW 2000 Paula’s Choice International Australia Pty Limited AUD0.01 1 Australia – 4 Knowles Avenue, North Bondi, NSW Yeti Parent Holdings Pty Ltd AUD1.00 1 Australia – Level 16, 68 Pitt Street, Sydney, NSW 2000 Brand Evangelists for Beauty Pty LtdΔ (68.03) 1 Austria – Jakov-Lind-Straße 5, 1020 Wien Unilever Austria GmbH EUR10,000,000.00 1 Bangladesh – 51 Kalurghat Heavy Industrial Area, Kalurghat, Chittagong Unilever Bangladesh Limited (60.75) BDT100.00 1 Bangladesh – Fouzderhat Industrial Area, North Kattali, Chattogram 4217 Unilever Consumer Care Limited (81.98) BDT10.00 1 Belgium – Anderlecht, Industrielaan 9, 1070 Brussels Unilever Belgium NV/SA No Par Value 1 Bolivia – Av. Blanco Galindo, Km 10.5, Cochabamba Unilever Andina Bolivia S.A. BOB100.00 1 Brazil – Rua Gomes de Carvalho, 1666, conjunto 161, 16ª andar, Bairro Vila Olimpia, São Paulo, ZIP Code 04547-006 E-UB Comércio Limitada BRL1.00 5 Brazil – R Campos Salles, 20 - Centro - Valinhos, SP, CEP 13.271-900 Unilever Logistica Serviços Limitada BRL1.00 5 Brazil – Av. das Nações Unidas, n. 14.261, 3rd to 6th floors, Wing B Vila Gertrudes, ZIP Code 04794-000, São Paulo/SP Unilever Brasil Limitada BRL1.00 5 Brazil – Av. das Nações Unidas, n. 14.261, 3rd floor, Wing A, Vila Gertrudes, ZIP Code 04794-000, São Paulo/SP Unilever Brasil Industrial Limitada BRL1.00 5 Brazil – Avenida das Nações Unidas, nº 14.261, Vila Gertrudes, Andares 24º a 27º, Sala/Conjunto nº 2401B, 2501B, 2601B, e 2701B, parte, Espaço de Escritório WeWork nº 25-109, na Cidade de São Paulo, Estado de São Pa, CEP 04794-000 Name of Undertaking Nominal Value Share Class Note Mãe Terra Produtos Naturais Limitada BRL1.00 1 Brazil – Rua Tenente Pena, No. 156, Bom Retiro, CEP 01127-020, São Paulo Smart Home Comércio E Locação De Equipamentos S.A. No Par Value 1 Brazil – São Paulo, Estado de São Paulo na Rua Demóstenes nº 1072, Bairro Campo Belo CEP 04614-010 Ole Franquia Limitada BRL1.00 1 Brazil – Rua Gomes de Carvalho, 1666, conjunto 161, 5ª andar, locker 5D Bairro Vila Olimpia, São Paulo, ZIP Code 04547-006 Compra Agora Serviços Digitais Limitada BRL1.00 1 Brazil - AV Francisco Prestes Maia Avenue, Saint Bernard of the countryside, 275,SL 81,Center 09.770-000 Minimalist Importation and Trade of Cosmetics LTDA (56.02) – – Bulgaria – City of Sofia, Borough Mladost, 1, Business Park, Building 4, Floor 5 Unilever Bulgaria EOOD BGN1,000.00 1 Cambodia – Morgan Tower Building, Level 15, No. 15F-8A/8B/9/10/11/12/13/14/15/16/17A, Street Sopheak Mongkul, Phum 14, Sangkat Tonle Bassac, Khan Chamkarmon, Phnom Penh, 120101 Unilever (Cambodia) Limited KHR20,000.00 1 Canada – 70 University Ave, 300, Toronto ON M5J2M4 Dermalogica (Canada) Limited No Par Value 6 Canada – 100 King Street West, 1 First Canadian Place, Suite 1600, Toronto, ON M5X 1G5 UPD Canada Inc. No Par Value 7 Canada – 1000 rue de la Gauchetière Ouest, Bureau 2500, Montreal, H3B 0A2 4012208 Canada Inc. No Par Value 7 Canada – 160 Bloor Street East, Suite 1400, Toronto, ON M4W 3R2 Unilever Canada Inc. No Par Value 8 No Par Value 9 No Par Value 10 No Par Value 11 No Par Value 12 Canada – McCarthy Tetrault LLP, 745 Thurlow Street, Suite 2400, Vancouver, BC V6E 0C5 Hourglass Cosmetics Canada Limited No Par Value 7 Chile – Avenida Las Condes 11.000, Piso 5, Comuna de Vitacura, Santiago Unilever Chile Limitada 13 China – Room 1001, No. 398 Caoxi Road (N), Xuhui District, Shanghai, 200030 Blueair (Shanghai) Sales Co. Limited CNY1.00 1 China – No. 33 North Fuquan Road, Changning District, Shanghai, 200335 Unilever (China) Investing Company USD1.00 1 China – 88 Jinxiu Avenue, Hefei Economic and Technology Development Zone, Anhui, 230601 Unilever (China) Limited USD1.00 1 Unilever Services (Hefei) Co. Ltd CNY1.00 1 China – No. 225 Jingyi Road, Tianjin Airport Economic Area, Tianjin Unilever (Tianjin) Company Limited USD1.00 1 China – 1068 Ting Wei Road, Jinshanzui Industrial Region, Jinshan District, Shanghai Unilever Foods (China) Co. Limited USD1.00 1 China – No. 166 Unilever Avenue West, Qinglong Town, Pengshan District, Meishan City, Sichuan province 620800 Name of Undertaking Nominal Value Share Class Note 192 Unilever Annual Report and Accounts 2025 Financial Statements Unilever (Sichuan) Company Limited USD1.00 1 China – Room 326, 3rd Floor, Xinmao Building, 2 South Taizhong Road, (Shanghai) Pilot Free Trade Zone Uchieve Commerce (Shanghai) Co. Ltd CNY1.00 1 China – Floor 1, Building 2, No. 33 North Fuquan Road, Changning District, Shanghai 200335 Shanghai CarverKorea Limited USD1.00 1 China – 2F, No. 10, Lane 255, Xiaotang Road, Fengxian District, Shanghai Paula’s Choice (Shanghai) Trading Co. Limited CNY1.00 1 China – Room 1436, No. 1256 and No. 1258 Wanrong Road, Jingan District, Shanghai Paula’s Choice (Shanghai) Technology Co. Limited CNY1.00 1 China – No. 88 Yanghua Road, Mingzhu Industrial Zone, Conghua District, Guangzhou City Unilever (Guangzhou) Co. Limited CNY1.00 1 China – Room 925, Floor 9, Building 1, Qunjia Building, No. 366 Shengkang Road, Jiubao Street, Shangcheng District, Hangzhou, Zhejiang Province GoUni (Hangzhou) Trading Co. Limited CNY1.00 1 China – Room 407, No. 1256, No. 1258 Wanrong Road, Jingan District, Shanghai UPD (Shanghai) Trading Co. Ltd CNY1.00 1 Colombia – Avenida Carrera 45, 108-27 Torre 3, Piso 5 y 6, Bogotá D.C. Unilever Andina Colombia Limitada COP100.00 1 Costa Rica – Provincia de Heredia, Cantón Belén, Distrito de la Asunción, de la intersección Cariari-Belén, 400 Mts. Oeste, 800 Mts. al Norte UL Costa Rica SCC S.A. CRC1.00 1 Côte d’Ivoire – 01 BP 1751 Abidjan 01, Boulevard de Vridi Unilever-Côte d’Ivoire (99.78) XOF2,650.00 1 Côte d’Ivoire – Abidjan-Marcory, Boulevard Valery Giscard d’Estaing, Immeuble Plein Ciel, Business Center, 26 BP 1377, Abidjan 26 Unilever Afrique de l’Ouest (in liquidation) XOF10,000.00 1 Croatia – Strojarska cesta 20, 10000 Zagreb Unilever Hrvatska d.o.o. EUR1.00 1 Cuba – Zona Especial de Desarrollo Mariel, Provincia Artemisa Unilever Suchel, S.A. (60) USD1,000.00 56 Cyprus – Head Offices, 195C Old Road, Nicosia Limassol, CY-2540 Idalion Industrial Zone – Nicosia Unilever Tseriotis Cyprus Limited (84) EUR1.00 1 Czech Republic – Voctářova 2497/18, 180 00 Praha 8 Unilever ČR, spol. s.r.o. CZK210,000.00 1 Denmark – Ørestads Boulevard 73, 2300 København S Unilever Danmark A/S DKK1,000.00 1 Denmark – Petersmindevej 30, 5000 Odense C Unilever Produktion ApS DKK100.00 1 Djibouti – Haramous, BP 169 Unilever Djibouti FZCO Limited USD200.00 1 Dominican Republic – Av. Winston Churchill, Torre Acropolis, Piso 16 E-D, Santo Domingo Unilever Caribe, S.A. DOP1,000.00 1 Ecuador – Km 25, Vía a Daule, Guayaquil Unilever Andina Ecuador S.A. USD1.00 1 Egypt – 5th Floor, North Tower, Galleria 40 Business Complex, Sheikh Zayed, 6th of October City, Giza Unilever Mashreq for Manufacturing and Trading (SAE) EGP10.00 1 Unilever Egypt for Shared Consultations Services EGP10.00 1 Egypt – Public Free Zone, Alexandria Unilever Mashreq International Company (in liquidation) USD1,000.00 1 Egypt – 14 May Bridge, Sidi Gaber, Smouha, Alexandria Unilever Mashreq Trading LLC (in liquidation) EGP1,000.00 1 Commercial United for Import and Export LLC (in liquidation) EGP1,000.00 1 Egypt – 15 Sphinx Square, El-Mohandsin, Giza Unilever Mashreq for Import and Export LLC EGP100.00 1 El Salvador – Local 19, Nivel 19, Edificio Torre Futura, Calle El Mirador y 87 Avenida Norte, Colonia Escalón, San Salvador Unilever El Salvador, SCC S.A. de C.V. USD1.00 1 Unilever de Centro America S.A. de C.V. USD11.00 1 Name of Undertaking Nominal Value Share Class Note England and Wales – Unilever House, 100 Victoria Embankment, London EC4Y 0DY Accantia Group Holdings (unlimited company) GBP0.01 1 Alberto-Culver (Europe) Limited (in liquidation) GBP1.00 1 Alberto-Culver Group Limited (in liquidation) GBP1.00 1 Alberto-Culver UK Holdings Limited (in liquidation) GBP1.00 1 Alberto-Culver UK Products Limited (in liquidation) GBP1.00 1 GBP5.00 14 Associated Enterprises Limited° GBP1.00 1 GroNext Technologies Limited GBP1.00 1 Hourglass Cosmetics UK Limited GBP1.00 1 Margarine Union (1930) Limited° GBP1.00 1 GBP1.00 18 GBP1.00 68 GBP1.00 69 MBUK Trading Limited (in liquidation) GBP1.00 1 Mixhold Investments Limited GBP1.00 1 ND4A Limited GBP1.00 1 Toni & Guy Products Limited° GBP0.001 1 UAC International Limited GBP1.00 1 UML Limited GBP1.00 1 Unidis Forty Nine Limited (in liquidation) GBP1.00 1 Unilever AC Limited GBP1.00 1 Unilever Assam Estates Limited GBP1.00 1 Unilever Company for Industrial Development Limited (in liquidation) GBP1.00 1 Unilever Company for Regional Marketing and Research Limited (in liquidation) GBP1.00 1 Unilever Corporate Holdings Limited° GBP1.00 1 Unilever Employee Benefit Trustees Limited GBP1.00 1 Unilever Group Limited° GBP0.25 1 Unilever South India Estates Limited° GBP1.00 1 GBP1.00 15 Unilever S.K. Holdings Limited EUR1.43 1 Unilever Overseas Holdings Limited° GBP1.00 1 Unilever U.K. Central Resources Limited GBP1.00 1 Unilever U.K. Holdings Limited° GBP1.00 1 Unilever UK & CN Holdings Limited GBP1.00 2 GBP1.00 3 GBP10.00 24 Unilever UK Group Limited GBP1.00 2 Unilever US Investments Limited° GBP0.001 1 United Holdings Limited° GBP1.00 1 England and Wales – The Manser Building, Thorncroft Manor, Thorncroft Drive, Dorking Road, Leatherhead, Surrey, KT22 8JB Dermalogica (UK) Limited GBP1.00 1 England and Wales – Oceana House, 39-49 Commercial Road, First Floor, Southampton, Hampshire, SO15 1GA Aquis Haircare UK Ltd (in liquidation) GBP1.00 1 England and Wales – c/o TMF Group, 13th Floor, One Angel Court, London EC2R 7HJ Unilever Ventures III Limited Partnership∞ (86.25) 4 Twenty Nine Capital Partners Limited Partnership∞ (80) 4 Unilever Ventures Limited GBP1.00 1 Twenty Nine Capital Partners (General Partner) Limited GBP1.00 1 Unilever Ventures General Partner Limited GBP1.00 1 England and Wales – 4th Floor, 52 Conduit Street, London W1S 2YX Twenty Nine Capital Partners V Limited Partnership ∞ (85) 4 England and Wales – Union House, 182-194 Union Street, London SE1 0LH REN Limited (60.98) GBP0.01 1 GBP0.0032 19 GBP0.0042 126 Murad Europe Limited GBP1.00 1 Name of Undertaking Nominal Value Share Class Note GROUP COMPANIES Financial Statements Unilever Annual Report and Accounts 2025 193 England and Wales – Lever House, 3 St James Road, Kingston Upon Thames, Surrey KT1 2BA Alberto-Culver Company (U.K.) Limited GBP1.00 1 CPC (UK) Pension Trust Limited (in liquidation) 16 Nature Delivered Limited GBP0.0001 1 GBP0.0001 3 GBP0.0001 84 Marshfield Bakery Limited (in liquidation) GBP0.01 1 Unilever Pension Trust Limited GBP1.00 1 Unilever UK Limited GBP1.00 1 Unilever UK Pension Fund Trustees Limited GBP1.00 1 Unilever Superannuation Trustees Limited GBP1.00 1 USF Nominees Limited GBP1.00 1 England and Wales – 1 More Place, London SE1 2AF Accantia Health and Beauty Limited (in liquidation) GBP0.25 1 England and Wales – Port Sunlight, Wirral, Merseyside CH62 4ZD Unilever Global IP Limited° GBP1.00 1 England and Wales – Suite 1, 7th Floor, 50 Broadway, London SW1H 0BL Paula’s Choice UK Limited (in liquidation) USD1.00 1 England and Wales – 3rd Floor, 1 Ashley Road, Altrincham, Cheshire WA14 2DT Brand Evangelists for Beauty LimitedΔ (80.30) GBP0.001 2 (100) GBP0.001 85 (66.47) GBP0.001 128 (82.92) GBP0.001 129 England and Wales – Units 1.14-1.17 First Floor of Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE Wild Cosmetics Limited GBP0.00001 1 England and Wales - 3rd Floor, 5 Lloyds Avenue, London - EC3N 3AE Minimalist Science Ltd (56.02) GBP1.00 1 Estonia – Harju maakond, Tallinn, Haabersti linnaosa, Paldiski mnt 96, 13522 Unilever Eesti Aktsiaselts EUR6.30 1 Ethiopia – Bole Sub City, Kebele 03/05, Lidiya Building, Addis Ababa Unilever Manufacturing PLC ETB1,000.00 1 Finland – Post Box 254, 00101 Helsinki Unilever Finland Oy EUR16.82 1 Unilever Ingman Production Oy EUR1,000.00 1 France – 20, rue des Deux Gares, 92500, Rueil-Malmaison Bestfoods France Industries S.A.S. (99.99) No Par Value 1 Fralib Sourcing Unit S.A.S. (99.99) No Par Value 1 Saphir S.A.S. (99.99) EUR1.00 1 U-Labs S.A.S. (99.99) No Par Value 1 Unilever France S.A.S. (99.99) No Par Value 1 Unilever France Holdings S.A.S. (99.99) EUR1.00 1 Unilever France HPC Industries S.A.S. (99.99) EUR1.00 1 France – ZI de la Norge – Chevigny Saint-Sauveur, 21800 Quetigny Amora Maille Societe Industrielle S.A.S. (99.99) No Par Value 1 France – 42, rue Jean de La Fontaine, Paris, 75016 Laboratoire Garancia EUR62.50 1 UPD EU EUR1.00 1 Germany – Wiesenstraße 21, 40549 Düsseldorf Dermalogica GmbH EUR25,000.00 1 Germany – Spitaler Straße 16, 20095 Hamburg ProCepta Service GmbH EUR28,348.00 1 Germany – Neue Burg 1, 20457 Hamburg DU Gesellschaft für Arbeitnehmerüberlassung mbH (99.99) DEM50,000.00 1 Unilever Deutschland GmbH EUR90,000,000.00 1 EUR2,000,000.00 1 EUR1,000,000.00 1 EUR 100.000,00 1 Unilever Deutschland Holding GmbH EUR39,000.00 1 EUR18,000.00 1 EUR14,300.00 1 Name of Undertaking Nominal Value Share Class Note EUR5,200.00 1 EUR6,500.00 1 Unilever Deutschland Produktions GmbH & Co. OHG 4 Rizofoor Gesellschaft mit beschränkter Haftung EUR15,350.00 1 EUR138,150.00 1 Schafft GmbH EUR63,920.00 1 EUR100,000.00 1 Unilever Deutschland Pensions GmbH EUR1.00 1 Germany – Alt-Moabit 2, c/o Mazars Advisors GmbH & Co. KG, 10557 Berlin T2 Germany GmbH (in liquidation) EUR25,000.00 1 Germany – Langnesestraße 1, 64646 Heppenheim Maizena Grundstücksverwaltung Gesellschaft mit beschränkter Haftung & Co. offene Handelsgesellschaft 4 Germany – Wiesenstrasse 21, D-40549 Düsseldorf Murad GmbH EUR1.00 1 Ren GmbH EUR1.00 1 Germany – Zehdenicker Str. 110119 Berlin Paula’s Choice Germany GmbH 4 Ghana – Plot No. Ind/A/3A-4, Heavy Industrial Area, Tema, PO Box 721, Tema Unilever Ghana PLC (74.50) GHC0.0192 1 Greece – Kymis Ave & 10, Seneka Str. GR-145 64 Kifissia Elais Unilever Hellas SA EUR10.00 1 Unilever Knorr SA EUR10.00 1 Unilever Logistics SA EUR10.00 1 Guatemala – 24 Avenida 35-87 Calzada Atanasio Tzul, Zona 12 Unilever de Centroamerica S.A. GT60.00 1 Haiti – 115, Rue Panamericaine, Estabissement Número 1, Petion Ville Les Condiments Alimentaires, S.A. (61) (in liquidation) HTG1000.00 1 Honduras – Anillo Periférico 600 metros después de la colonia, Residencial, Las Uvas contigua acceso de residencial Roble Oeste, Tegucigalpa M.D.C. Unilever de Centroamerica S.A. HNL10.00 1 Hong Kong – Suite 1106-8, 11/F, Tai Yau Building, 181 Johnston Road, Wanchai Blueair Asia Limited HKD0.10 1 Hong Kong – 6 Dai Fu Street, Tai Po Industrial Estate Unilever Hong Kong Limited HKD0.10 1 Hong Kong – Suite 907, 9/F, Silvercord Tower 2, 30 Canton Road, Tsim Sha Tsui, Kowloon Hourglass Cosmetics Hong Kong Limited HKD1.00 1 Hong Kong – Units 04-05, 26F, Railway Plaza, 39 Chatham Road South, Tsim Sha Tsui, Kowloon Hong Kong CarverKorea Limited HKD1.00 7 Hong Kong – 14th Floor, One Taikoo Place, 979 King’s Road, Quarry Bay UPD Hong Kong Limited HKD100.00 1 Hong Kong – 14/F, One Taikoo Place, 979 King’s Road, Quarry Bay Go-Uni Limited USD1.00 1 Hong Kong – Unit B, 17/F, United Centre, 95 Queensway, Admiralty Paula’s Choice Hong Kong Limited HKD1.00 1 Paula’s Choice Hong Kong Distributor Services Ltd HKD1.00 1 Hungary – 1138-Budapest, Váci út 121-127 Unilever Magyarország Kft HUF1.00 1 India – Unilever House, B. D. Sawant Marg, Chakala, Andheri (E), Mumbai 400099 Daverashola Estates Private Limited (61.90) INR10.00 1 Hindlever Trust Limited (61.90) INR10.00 1 Hindustan Unilever Limited° (61.90) INR1.00 1 Lakme Lever Private Limited (61.90) INR10.00 1 Levers Associated Trust Limited (61.90) INR10.00 1 Levindra Trust Limited (61.90) INR10.00 1 Unilever India Limited (61.90) INR1.00 1 Unilever India Exports Limited (61.90) INR10.00 1 Unilever Industries Private Limited° INR10.00 1 Unilever Ventures India Advisory Private Limited INR1.00 1 Kwality Wall’s (India) Limited (61.90) INR1.00 1 India – S-327, Greater Kailash – II, New Delhi – 110048, Delhi Name of Undertaking Nominal Value Share Class Note GROUP COMPANIES 194 Unilever Annual Report and Accounts 2025 Financial Statements Blueair India Private Limited (in liquidation) INR10.00 1 India – c/o Vaish Associates, 106, Peninsula Centre, Dr S.S. Rao Road, Parel, Mumbai, Maharashtra, 400012 Jech India Private Limited (in liquidation) INR10.00 1 India – Ground Floor, Plot No. 57, Industrial Area Phase I, Chandigarh 160002 Zywie Ventures Private Limited (33.02) INR10.00 1 India – 2nd Floor Commercial Building, Hotel Marriott, Khasra No. 55, Ramdas Agarwal Marg, New Jawahar Circle, Gandhi Nagar, Jaipur, Rajasthan, 302015 Uprising Science Private Limited (56.02) INR10.00 1 India – Plot no. 70, Himmat Nagar, Gopalpura Mod Durgapura, Jaipur, Rajasthan - 302018 Minimalist Foundation (55.46) INR10.00 1 Indonesia – Grha Unilever, Green Office Park Kav 3, Jalan BSD Boulevard Barat, BSD City, Tangerang, 15345 PT Unilever Indonesia Tbk (84.99) IDR2.00 1 PT Unilever Enterprises Indonesia (99.99) IDR1,000.00 1 PT Unilever Trading Indonesia IDR1,003,875.00 1 Indonesia – Gedung Pasaraya Blok M, Gedung B, Lantai 6 dan 7, Jalan Iskandarsyah II No. 2, DKI Jakarta PT Gerai Cepat Untung (88.19) IDR100,000.00 1 Indonesia – KEK Sei Mangkei, Nagori Sei Mangkei, Kecamatan Bosar Maligas, Kabupaten Simalungun 21183, Sumatera Utara PT Unilever Oleochemical Indonesia IDR1,000,000.00 1 Indonesia - Gedung Pusat Perfilman H. Usmar Ismail 2nd floor, Unit 210. Jl. H.R. Rasuna Said Kav. C-22, Karet Kuningan Setiabudi, Jakarta Selatan PT Minimalist Science Indonesia (55.96) IDR10,000,000.00 1 Iran – No. 23, Corner of 33rd Street, Zagros Street, Argentina Square, Tehran Unilever Iran (Private Joint Stock Company) (99.99) IRR1,000,000.00 1 Ireland – 20 Riverwalk, National Digital Park, Citywest Business Campus, Dublin 24 Lipton Soft Drinks (Ireland) Limited EUR1.26 1 Unilever Ireland (Holdings) Limited EUR1.26 1 Unilever Ireland Limited EUR1.26 1 Ireland – Unit 50, The Swan Shopping Centre, Rathmines Road Lower, Dublin, D06V9K5 Dermalogica (Skin Care) Ireland Limited EUR1.00 1 Isle of Man – Bridge Chambers, West Quay, Ramsey, Isle of Man, IM8 1DL Rational International Enterprises Limited USD1.00 1 Israel – 3 Gilboa Street, Airport City, Ben Gurion Airport Beigel & Beigel Mazon (1985) Limited ILS1.00 1 Israel – 52 Julius Simon Street, Haifa, 3296279 Bestfoods TAMI Holdings Ltd ILS0.001 1 Israel Vegetable Oil Company Ltd ILS0.0001 1 Unilever Israel Foods Ltd ILS0.10 35 ILS0.10 79 ILS0.10 17 ILS0.0002 25 Unilever Israel Home and Personal Care Limited ILS1.00 1 Unilever Israel Marketing Ltd ILS0.0001 1 Unilever Shefa Israel Ltd ILS1.00 1 Italy – Viale Sarca 235, 20126 Milan Unilever Italia Administrative Services S.R.L. EUR70,000.00 1 Italy – Via Paolo di Dono n. 3/A 00142 Roma Unilever Italia Logistics S.R.L. EUR600,000.00 1 Unilever Italia Manufacturing S.R.L. EUR10,000,000.00 1 Unilever Italia Mkt Operations S.R.L. EUR25,000,000.00 1 Unilever Italy Holdings S.R.L. EUR1,000.00 1 Italy – Via Plava, 74 10135 Torino Equilibra S.R.L. EUR 10,400.00 1 Italy – Business Center Monte Napoleone, Via Monte Napoleone 8, 20121 – Milano UPD Italia S.r.l. EUR10,000.00 1 Japan – 2-1-1, Kamimeguro, Meguro-ku, Tokyo 153-8578 Unilever Japan Customer Marketing K.K. JPY100,000,001.00 1 Unilever Japan Holdings G.K. JPY10,000,000.00 1 Unilever Japan K.K. JPY100,000,001.00 1 Rafra Japan K.K. JPY20,000,000.00 1 Name of Undertaking Nominal Value Share Class Note Japan – Marunouchi Trust Tower – Main 20F, 1-8-3 Marunouchi Chiyoda-ku Tokyo 100-0005 UPD Japan K.K. JPY109,850.00 1 Jersey – IFC 5, St Helier, JE1 1ST Unilever Chile Investments Limited GBP1.00 1 Jordan – Ground Floor, Office No. 1, GH24 Building, Business Park, Development Zone, Amman Unilever Jordan for Marketing Services JOD1,000.00 1 Kazakhstan – Abylai Khan Avenue, 53, Abylai Khan Building, 6th Floor, Almaty Unilever Kazakhstan LLP 4 Kenya – Commercial Street, Industrial Area, PO Box 30062-00100, Nairobi Unilever Kenya Limited° KES20.00 1 Korea – 443 Taeheran-ro, Samsung-dong, Kangnam-gu, Seoul Unilever Korea Co., Ltd KRW10,000.00 1 Korea – 7th Floor, FKI Tower, 24 Yeoui-daero, Yeouido-dong, Yeongdeungpo- gu, Seoul CARVERKOREA Co., Limited (97.47) KRW500.00 7 Korea – #1-313 #1-314, 48, Achasan-ro 17-gil, Seongdong-gu, Seoul Paula’s Choice Korea, Limited KRW500,000,000.00 1 Kuwait – AlQibla – Land No.14, Abu Bakir Alssiddiq Street, Mohamed Abdulrahman AlBahar building – Floor #9 – Unit 4 AlBahar United For Wholesale and Retail Trading Company LLCX (30) KWD0.10 1 Laos – Viengvang Tower, 4th Floor, Room no. 402A, Boulichan Road, Dongpalan Thong Village, Sisattanak District, Vientiane Capital Unilever Services (Lao) Sole Co. Limited LAK80,000.00 1 Latvia – Kronvalda bulvāris 3-10, Rīga, LV-1010 Unilever Baltic LLC EUR1.00 1 Lithuania – Skuodo St. 28, Mazeikiai, LT-89100 UAB Unilever Lietuva distribucija EUR3,620.25 1 Malawi – Room 33, Gateway Mall, Area 47, Lilongwe Malawi Unilever South East Africa (Private) Limited (in liquidation) MWK2.00 1 Malaysia – Suite 2-1, Level 2, Vertical Corporate Tower B, Avenue 10, The Vertical, Bangsar South City, No. 8, Jalan Kerinchi, 59200 Kuala Lumpur, Wilayah Persekutuan Paula’s Choice Malaysia SEA Sdn. Bhd. No Par Value 1 Unilever (Malaysia) Holdings Sdn. Bhd. No Par Value 1 Malaysia - 12th Floor, Menara Symphony, No. 5, Jalan Prof. Khoo Kay Kim Seksyen 13, 46200 Petaling Jaya, Selangor Darul Ehsan Minimalist Science Sendirian Berhad (56.02) RM1.00 1 Mexico – Paseo de los Tamarindos No. 150, Piso 2, Bosques de las Loma, Cuajimalpa de Morelos, Ciudad de México, C.P. 05120 Unilever de Mexico S. de R.L. de C.V. MXN1.00 13 Mexico – Av. Tepalcapa No. 2, Col. Rancho Santo Domingo, C.P. 54900 Tultitlán, Estado de México Unilever Holding Mexico S. de R.L. de C.V. MXN1.00 13 Unilever Manufacturera S. de R.L. de C.V. MXN1.00 13 Unilever Real Estate Mexico S. de R.L. de C.V. MXN1.00 13 Mexico – Ave. del Comercio 5010, Parque Industrial Nexxus ADN 2, Salinas Victoria, Nuevo León CP 65514 Unilever NA Sourcing West S. de R.L. de C.V. MXN1.00 13 Morocco – 65, Main Street Finance District, Casablanca Finance City, Place Anfa Ouest Et Palmeraie, Immeuble Walili Street, 10ème Étage – Hay-Hassani (AR) Unilever Maghreb S.A. MAD100.00 1 Mozambique – Avenida 24 de Julho, Edifício 24, nº 1097, 4º andar, Maputo Unilever Mocambique Limitada (in liquidation) USD0.01 1 Myanmar – Plot No (40,41,47), Min Thate Hti Kyaw Swar Road, 39 Ward, Shwe Pyi Thar Industrial Zone (2), Shwe Pyi Thar Township, Yangon Region, 11411 Unilever (Myanmar) Limited MMK11,129,679,600.00 1 Myanmar – Lot No. 40-41, Min Thate Hti Kyaw Swar Street, 35 Ward, Shwe Pyi Thar Industrial Zone (2), Shwe Pyi Thar Township, Yangon Unilever (Myanmar) Services Limited USD2,000,000.00 1 Myanmar – Lot No. 31, Bamaw Ahtwin Wun Street, Hlaing Thar Yar Industrial Zone 3, Hlaing Thar Yar Township, Yangon, 11401 Unilever EAC Myanmar Company Limited (60) MMK300,000,000,0 00.00 1 Nepal – Hetauda-3, Basamadi Makawnapur Name of Undertaking Nominal Value Share Class Note GROUP COMPANIES Financial Statements Unilever Annual Report and Accounts 2025 195

Unilever Nepal Limited (49.52) NPR100.00 1 Netherlands – Rodezand 90, 3011 AN Rotterdam Argentina Investments B.V. EUR454.00 1 BFO Holdings B.V. EUR1.00 1 Brazinvest B.V. EUR1.00 1 Chico-invest B.V. EUR455.00 1 Doma B.V. NLG1,000.00 1 Handelmaatschappij Noorda B.V. NLG1,000.00 1 Hourglass Cosmetics Europe B.V. EUR1.00 1 Itaho B.V. EUR1.00 1 Lipoma B.V. NLG1,000.00 1 Marga B.V. EUR1.00 1 Mavibel (Maatschappij voor Internationale Beleggingen) B.V. EUR1.00 1 Mexinvest B.V. EUR1.00 1 Mixhold B.V.° EUR1.00 2 EUR1.00 3 EUR1.00 26 New Asia B.V. EUR1.00 1 Nommexar B.V. EUR1.00 1 Ortiz Finance B.V. NLG100.00 1 Pabulum B.V. NLG1,000.00 1 Rizofoor B.V. NLG1,000.00 1 Rolf von den Baumen’s Vetsmelterij B.V. EUR454.00 1 Rolon B.V. NLG1,000.00 1 Saponia B.V. NLG1,000.00 1 ThaiB1 B.V. NLG1,000.00 1 ThaiB2 B.V. NLG1,000.00 1 Unilever Alser B.V. EUR1.00 1 Unilever Berran B.V. EUR1.00 1 Unilever Canada Investments B.V. EUR1.00 1 Unilever Caribbean Holdings B.V. EUR1,800.00 1 Unilever Europe B.V. EUR1.00 1 Unilever Europe Business Center B.V. EUR454.00 1 EUR454.00 14 Unilever Finance International B.V. EUR1.00 1 Unilever Finance Netherlands B.V.o EUR1.00 1 Unilever Global Services B.V. EUR1.00 1 Unilever Holdings B.V. EUR454.00 1 Unilever Indonesia Holding B.V. EUR1.00 1 Unilever Insurances N.V. EUR454.00 1 Unilever International Holdings B.V.° EUR1.00 1 Unilever Netherlands Retail Operations B.V. EUR1.00 1 Unilever Nederland Services B.V. EUR460.00 1 Unilever Overseas Holdings B.V. NLG1,000.00 1 Unilever PL Netherlands B.V. EUR1.00 1 Unilever Turkey Holdings B.V. EUR1.00 1 Unilever US Investments B.V.° EUR1.00 1 Unilever Ventures Holdings B.V. EUR453.79 1 Univest Company B.V. EUR1.00 1 UNUS Holding B.V. EUR0.10 2 EUR0.10 3 Non-voting† Verenigde Zeepfabrieken B.V. NLG1,000.00 1 Wemado B.V. NLG1,000.00 1 Netherlands – Weena 455, 3013 AL Rotterdam FoodServiceHub B.V. EUR1.00 1 Netherlands – Bronland 14, 6708 WH, Wageningen Universiteit Unilever IP Holdings B.V. EUR1.00 1 Unilever Innovation Centre Wageningen B.V. EUR460.00 1 Netherlands – Hofplein 19, 3032 AC Rotterdam Unilever Nederland B.V. EUR454.00 1 Name of Undertaking Nominal Value Share Class Note Unilever Nederland Holdings B.V. EUR454.00 1 Unilever Foods & Refreshments Global B.V. EUR453.78 1 Netherlands – Grote Koppel 7, 3813 AA Amersfoort Paula’s Choice Europe B.V. EUR1.00 1 New Zealand – Level 4, 103 Carlton Gore Rd, Newmarket, Auckland 1023 Unilever New Zealand Limited NZD2.00 1 Nicaragua – Km 11.5, Carretera Vieja a León, 800 Mts Norte, 100 Mts Este, 300 Mts Norte, Managua Unilever de Centroamerica S.A. NIC50.00 1 Nigeria – 1 Billings Way, Oregun, Ikeja, Lagos Unilever Nigeria Plc (75.96) NGN0.50 1 West Africa Popular Foods Nigeria Limited (51) NGN1.00 1 Norway – Martin Linges vei 25, Postbox 1, 1331 Fornebu Unilever Norge AS NOK100.00 1 Pakistan – Avari Plaza, Fatima Jinnah Road, Karachi, 75530 Unilever Pakistan Foods Limited (76.50) PKR10.00 1 Unilever Pakistan Limited (99.26) PKR50.00 1 (71.78) PKR100.00 14 Palestine – Ersal St., Awad Center, PO Box 3801, Al-Beireh, Ramallah Unilever Market Development Company (in liquidation) JOD1.00 1 Palestine – Jamil Center, Al-Beireh, Ramallah Unilever Agencies Limited (99) (in liquidation) JOD1.00 1 Panama – PH Dream Plaza, Piso 10 y, Provincia de Panamá, Corregimiento de Parque Lefevre, Costa del Este Unilever Regional Services Panama S.A. (in liquidation) USD1.00 1 Panama – Calle 74 Este, corregimiento de San Francisco, PH Midtown SF74, piso 17, oficina 1705, distrito y provincia de Panamá Unilever de Centroamerica S.A. No Par Value 1 Paraguay – Roque Centurión Miranda No. 1635, casi Avenida San Martin, Edificio Aymac II, Asunción Unilever de Paraguay S.A. PYG1,000,000.00 1 Peru – Av. Paseo de la Republica, 5895 OF. 402, Miraflores, Lima 18 Unilever Andina Perú S.A. PEN1.00 1 Philippines – 7th Floor, Bonifacio Stopover Corporate Center, 31st Street corner 2nd Avenue, Bonifacio Global City, Taguig City Unilever Global Services, Inc. PHP10.00 7 Unilever Philippines, Inc. PHP50.00 7 Philippines – 11th Avenue, Corner 39th Street, Bonifacio Triangle, Bonifacio Global City, Taguig City, Manila Universal Philippines Body Care, Inc. PHP100.00 7 Philippines – Four/Neo, 12th Floor, Fourth Avenue, Bonifacio Global City, Barangay Fort Bonifacio, Taguig 1634, Metro Manila Gronext Technologies Phils., Inc. PHP1.00 7 Poland – Jerozolimskie 134, 02-305, Warszawa Unilever Polska Sp. z o.o. PLN50.00 1 Unilever Poland Services Sp. z o.o. PLN50.00 1 Unilever Polska S.A. PLN10.00 1 Puerto Rico – Edificio VIG Tower, 1225 Avenida Juan Ponce de León, Oficina BS- N, San Juan, 00907 Unilever de Puerto Rico, Inc.° USD100.00 1 Qatar – Almana & Partners WLL Building, Area No. 43, Al Mamoura, Main Salwa Road, PO Box 91560 Unilever Qatar LLC QAR1,000.00 1 Romania – Ploiesti, 291 Republicii Avenue, Prahova County Unilever Romania S.A. (99.93) ROL0.10 1 Unilever South Central Europe S.A. ROL260.50 1 Romania – Bucuresti, Sector 2, Barbu Vacarescu 301-311, Cladirea AFI Lakeview, Biroul, E-8-A11 Good People SA (75) (in liquidation) RON10.00 1 Saudi Arabia – PO Box 5694, Jeddah 21432 Binzagr Unilever LimitedX (49) SAR1,000.00 1 Scotland – c/o Brodies LLP, Capital Square, 58 Morrison Street, Edinburgh EH3 8BP Twenty Nine Capital Partners (SLP) Limited Partnership∞ 4 Unilever Ventures (SLP) General Partner Limited∞ GBP1.00 1 Name of Undertaking Nominal Value Share Class Note GROUP COMPANIES 196 Unilever Annual Report and Accounts 2025 Financial Statements Unilever Ventures III (SLP) Limited Partnership∞ (14.10) 4 Twenty Nine Capital Partners V (SLP) Limited Partnership∞ GBP1.00 4 Serbia – Belgrade, Serbia, Omladinskih brigada 90v – Novi Beograd Unilever Beograd d.o.o. 13 Singapore – 18 Nepal Park, 139407 Unilever Asia Private Limited No Par Value 1 Unilever Singapore Pte. Limited No Par Value 1 UPD Singapore Pte. Ltd. No Par Value 1 Gronext Technologies Pte. Ltd. No Par Value 1 Singapore – 1 Maritime Square, #09-34/35, Harbourfront Centre, 099253 Paula’s Choice Singapore, SEA Pte. Ltd. SGD1.00 1 Singapore - 8 Cross Sreet, #24-03/04, Manulife Tower, 048424 Minimalist Pte Ltd (56.02) USD1.00 1 Slovakia – Karadžičova 8/A, 821 08 Bratislava, mestská časť Ružinov Unilever Slovensko, spol. s. r.o. EUR1.00 1 South Africa – 15 Nollsworth Crescent, Nollsworth Park, La Lucia Ridge Office Estate, La Lucia, 4051 Unilever South Africa (Pty) Limited ZAR2.00 1 Unilever South Africa Holdings (Pty) Limited ZAR1.00 1 ZAR1.00 2 ZAR1.00 3 Aconcagua 14 Investments (RF) (Pty) Limited ZAR1.00 1 South Africa – Oakhurst Office Park, 11-13 St Andrews Road, Parktown, Johannesburg 2193 UPD South Africa (Pty) Limited (60) No Par Value 1 South Africa - Ballyoaks Office Park Ground Floor, Lacey Oak House, 2191 Bryanston, Sandton, Gauteng, 35 Ballyclare Drive Minimalist Science Pty Limited (56.02) – – Spain – C/ Tecnología 19, 08840 Viladecans Unilever España S.A. EUR24.00 1 Spain – C/ Felipe del Río, 14 – 48940 Leioa Unilever Foods Industrial España, S.L.U. EUR600.00 1 Sri Lanka – 324/9 36/1 Havelock Road, Colombo 06 Ceytea (Private) Limited LKR10.00 1 Lever Brothers (Exports and Marketing) (Private) Limited° LKR2.00 1 Premium Exports Ceylon (Private) Limited LKR10.00 1 Unilever Lanka Consumer Limited LKR10.00 1 Unilever Ceylon Services (Private) Limited LKR10.00 1 Unilever Sri Lanka Limited° LKR10.00 1 Sudan – Property No. 125, Block 2, Industrial Area, Kafori District, Bahri, Kafori Unilever Sudanese Investment Company SDG10,000.00 1 Sweden – Röntgenvägen 3, PO Box 1056, 171 22 Solna Alberto Culver AB SEK100.00 1 Unilever Holding AB SEK100.00 1 Unilever Sverige AB SEK100.00 1 Sweden – Karlavagen 104, 115 26 Stockholm Blueair AB SEK100.00 2 Switzerland – Bahnhofstrasse 19, CH 8240 Thayngen Knorr-Nährmittel Aktiengesellschaft CHF1,000.00 1 Unilever Schweiz GmbH CHF100,000.00 1 Switzerland – Spitalstrasse 5, 8200 Schaffhausen Helmsman Capital AG CHF1,000.00 1 Unilever ASCC AG USD1,190.33 1 Unilever Finance International AG EUR1,077.47 1 Unilever Overseas Holdings AG EUR1,077.47 1 Unilever Schaffhausen Service AG CHF1,000.00 1 Unilever Swiss Holdings AG CHF1,000.00 1 Streu mi Vertriebs GmbH CHF20,000.00 1 Switzerland – Hinterbergstr. 30, CH-6312 Steinhausen Oswald Nahrungsmittel GmbH CHF800,000.00 1 Taiwan – 15F, No. 39, Sec. 2, Dunhua S. Road, Da’an District, Taipei City Name of Undertaking Nominal Value Share Class Note Unilever Taiwan Limited (99.92) TWD10.00 1 Taiwan – RM 1, 8 F, No. 186, Sec. 1, Zhangmei Rd, Changhua City, Changhua County 50062, Taiwan (R.O.C.) UPD Taiwan Co., Ltd TWD27.00 1 Tanzania – Plot No. 4A, Nyerere Road, Dar Es Salaam, PO Box 40383 Unilever Tanzania Limited TZS20.00 1 Thailand – 161 Rama 9 Road, Huay Kwang Sub-District, Huay Kwang District, Bangkok 10310 Unilever Thai Holdings Limited THB100.00 1 Unilever Thai Trading Limited THB100.00 1 Thailand – 989 Siam Piwat Tower, 12A Floor, Unit B1-B2, Office No.1225, Rama 1 Road, Pathum Wan Sub-District, Pathum Wan District, Bangkok UPD (Thailand) Limited THB100.00 1 Thailand – 21/39 Soi Ladpraw 15, Chom Phon, Chatuchak, Bangkok, 10900 Gronext Technologies (Thailand) Limited THB100.00 1 Trinidad & Tobago – Albion Plaza, 3rd Floor, 22-24 Victoria Avenue, Port of Spain Unilever Caribbean Limited (50.01) TTD1.00 1 Tunisia – Z.I. Voie Z4-2014, Mégrine Erriadh – Tunis Unilever Tunisia S.A. (99.78) TND6.00 1 Unilever Maghreb Export S.A. (99.76) TND5.00 1 Tunisia – Z.I. Voie Z4, Megrine Riadh, Tunis, 2014 UTIC Distribution S.A. (99.78) TND10.00 1 Turkey – İnkılap Mahallesi, Dr. Adnan Büyükdeniz Cad, No: 13, Ümraniye İstanbul Unilever Gida Sanayi ve Ticaret AŞo (99.98) TRY0.01 1 Unilever Sanayi Ve Ticaret Türk AŞo (99.98) TRY0.01 1 Besan Besin Sanayi ve Ticaret AŞ (99.99) TRY0.01 1 Unilever Hizli Tuketim Urunleri Satis Pazarlama ve Ticaret Anonim Sirketi TRY1.00 1 Uganda – DFCU Towers, 5th Floor, Plot 26 Kyadondo Road, Industrial Area, PO Box 3515, Kampala Unilever Uganda Limited UGX20.00 1 Ukraine – 03150, Velyka Vasylkyvska 139 Unilever Ukraine LLC UAH1.00 1 United Arab Emirates – PO Box 17053, Jebel Ali, Dubai Severn Gulf FZCOX (50) AED100,000.00 1 United Arab Emirates – PO Box 17055, Jebel Ali, Dubai Unilever Gulf FZE AED1,000,000.00 1 United Arab Emirates – Office No. 901, owned by Easa Saleh AlGurg LLC, Deira, Riqqa AlBateeen Unilever Binzagr Gulf General Trading LLCX (50) AED1,000.00 1 Unilever General Trading LLC AED1,000.00 1 United Arab Emirates – Warehouse No. 1.2, Dubai Industrial Park – Seeh Shwaib 2 Unilever Home & Personal Care Products Manufacturing LLC (49) AED1,000.00 1 United Arab Emirates - Office No. 4-379-Owned by Hind Abdul Ghaffar Ghulom, Huss Minimalist Science Trading LLC (56.02) AED1,000.00 1 United States – 111 River Street, 8th Floor, Hoboken, New Jersey 07030 Alberto-Culver Company No Par Value 1 Alberto-Culver International, Inc. USD1.00 1 Alberto-Culver USA, Inc. No Par Value 1 Conopco, Inc. USD1.00 7 Kensington & Sons, LLC No Par Value 13 Pantresse, Inc. USD120.00 7 Unilever Bestfoods (Holdings) LLC 13 Unilever Capital Corporation USD1.00 1 Unilever United States, Inc. USD0.3333 7 US Health & Wellbeing LLC No Par Value 13 Murad LLC 13 Onnit Labs, Inc. USD0.01 7 Palisade Enterprise Holdings, Inc. USD0.0001 23 United States – 700 Sylvan Avenue, Englewood Cliffs, New Jersey 07632-3201 Living Proof, Inc. USD0.01 7 St. Ives Laboratories, Inc. USD0.01 1 Unilever North America Supply Chain Company, LLC 13 Name of Undertaking Nominal Value Share Class Note GROUP COMPANIES Financial Statements Unilever Annual Report and Accounts 2025 197 Dermalogica, LLC 13 United States – 247 W. 30th Street, 7 Floor, New York - 10001 The Laundress, LLC 13 United States – 125 S Clark, Suite 2000, Chicago, IL 60603 Blueair Inc. No Par Value 1 United States – 2816 S. Kilbourne Avenue, Chicago, IL 60624 Unilever Illinois Manufacturing, LLC 13 United States – 2900 W. Truman Boulevard, Jefferson City, MO 65109 Unilever Manufacturing (US), LLC No Par Value 7 United States – 40 Merritt Boulevard, Trumbull, CT 06611 Unilever Trumbull Holdings, Inc. USD1.00 7 Unilever Trumbull Research Services, Inc. USD1.00 1 USD1.00 34 United States – 60 Lake Street, Suite 3N, Burlington, VT 05401 Seventh Generation, Inc. USD0.001 7 United States – 605 5th Ave S, Ste 800, Seattle, WA 98104-388 Paula’s Choice, Inc. USD0.001 7 USD0.001 22 United States – 705 5th Avenue South, Suite 200, Seattle, WA 98104 Paula’s Choice, LLC 13 United States – c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, New Castle County Nutraceutical Wellness, Inc. (80) USD0.001 7 The Uncovery, LLC 13 Heat Enterprise Holdings, Inc. USD0.00001 23 K18, Inc. USD0.00001 23 Biomimetek, Inc. USD0.00001 23 Cocotier, Inc. USD0.001 7 Yeti Parent Holdings, LLC USD1.00 13 Yeti Intermediate Holdings I, LLC USD1.00 13 Yeti Intermediate Holdings II, LLC USD1.00 13 Wild Cosmetics US LLC USD1.00 1 United States – 3770-1/2 Selby Avenue, Los Angeles, CA 90034 Kingdom Animalia, LLC 13 United States – 11 Ranick Drive South, Amityville, NY 11701 Sundial Brands, LLC 13 United States – 415 Jackson Street, Floor 2, San Francisco, CA 94111 Olly Public Benefit Corporation USD0.00001 7 United States – 32 West Loockerman Street, Dover, DE 19801 Tatcha, LLC 13 United States – 2121 Park Place, 1st Floor, El Segundo, CA 90245 The LIV Group, Inc. USD0.01 7 United States – 4056 Del Rey Avenue, Marina Del Rey, CA 90292 SmartyPants, Inc. No Par Value 7 United States – 4065 Glencoe Ave, Marina del Rey, Suite 300B, California 90292 Dr. Squatch, LLC USD1.00 13 United States - 16192, Coastal Highway, Lewas, Delaware, Country of Sussex, 19958 Minimalist Science Inc. (56.02) USD1.00 1 United States – 1169 Gorgas Avenue, Suite A, San Francisco, CA 94129 Welly Health PBC USD0.00001 7 USD1.00 100 USD1.00 111 United States – Resident Agents, Inc, 8 The Green, STE R, Dover, Kent, Delaware, 19901 Brand Evangelists for Beauty Inc.Δ (68.03) USD0.01 23 Uruguay – Complejo World Trade Center de Montevideo, Torre IV, Calle Luis Bonavita Nro. 1266, Piso 31, Oficina 3101, Montevideo, CP 11.300 Unilever Uruguay SCC S.A. UYU1.00 1 Uruguay – Edificio World Trade Center Free Zone Torre II, Piso 11, Unidad 1133, Dr. Luis Bonavita 1294, Montevideo, C.P. 11.300 Unilever America Latina S.A. UYU1.00 1 Vietnam – Lot A2-3, Tay Bac Cu Chi Industrial Zone, Tan An Hoi Ward, Ho Chi Minh City Name of Undertaking Nominal Value Share Class Note Unilever Vietnam International Company Limited VND863,104,820,00 0.00 13 Vietnam – No. 156, Nguyen Luong Bang Street, Tan My Ward, Ho Chi Minh City Unicorn Market Place Vietnam Company Limited (in liquidation) VND207,819,496,311 .00 13 Vietnam – 3rd Floor, The Sun Building, No. 3 Me Tri Street, Tu Liem Ward, Hanoi Paula’s Choice Vietnam Company Limited VND 6,879,000,000.00 13 Vietnam – Floor 46, Bitexco Financial Tower, No.2 Hai Trieu Street, Ben Nghe Ward, District 1, Ho Chi Minh City Minimalist Vietnam Company Limited (56.02) VND1.00 1 Zambia – Stand 2375, Corner Addis Ababa Drive & Great East Road, Show Grounds, Lusaka Unilever South East Africa Zambia Limited (in liquidation) ZMK2.00 34 ZMK2.00 1 Zambia – Stand No. 3027, Nakambala Road Industrial Site, PO Box 71570, Ndola Chesebrough-Ponds (Private) Limited ZMW1.00 1 Zimbabwe – 2 Stirling Road, Workington, Harare Unilever – Zimbabwe (Pvt) LimitedΔ ZWD0.002 1 ZWD0.002 8 SUBSIDIARY UNDERTAKINGS NOT INCLUDED IN THE CONSOLIDATION Brazil – Av Das Nacoes Unidas, 14261 4º Andar Ala B, Vila Gertrudes, Cep 04792-000, Sao Paulo Unileverprev Sociedade De Previdencia Privada No Par Value 13 England and Wales – Unilever House, 100 Victoria Embankment, London EC4Y 0DY Unilever Fragrance Limited GBP1.00 1 England and Wales – 1 More London Place, London SE1 2AF Unidis Twenty Six Limited (in liquidation) GBP1.00 1 Germany – c/o Regus Stuttgart City Plaza, Rotebuhlplatz 23, 70178, Stuttgart TIGI Haircare GmbH EUR25,600.00 1 Germany – Wiesenstraße 21. D-40549 Düsseldorf Living Proof GmbH EUR1.00 1 Ghana – Plot No. Ind/A/3A-4, Heavy Industrial Area, Tema, PO Box 721, Tema Unilever Oleo Ghana Limited GHS2.250 1 India – Unilever House, B. D. Sawant Marg, Chakala, Andheri (E), Mumbai 400 099 Hindustan Unilever Foundation (61.90) INR10.00 1 Kenya – Commercial Street, PO Box 40592-00100, Nairobi Union East African Trust Limited KES20.00 1 Myanmar – No. 40-41, Min Thate Hti Kyaw Swar Street, 35 Ward, Shwe Pyi Thar Industrial Zone (2), Shwe Pyi Thar Township, Yangon Region Lever Brothers (Burma) Limited MMK500,000.00 1 Saudi Arabia – King Abdul Aziz Road, Al Shatae, PO Box 22800, Jeddah 21416 Unilever Trading and Marketing Company SAR1,000.00 1 United States – 111 River Street, 8th Floor, Hoboken, New Jersey, 07030 Unilever United States Foundation, Inc. 13 ASSOCIATED UNDERTAKINGS Australia – Floor 1, 101 Moray Street, South Melbourne, 3205 Straand Pty LtdΔ◊ (100) No Par Value 111 (12.05) No Par Value 59 Bahrain – Shop 61, Building 866, Road 3618, Block 436 Alseef Manama Unilever Bahrain Co. W.L.L. (49) BHD50.00 1 Brazil – Avenida Engenheiro Luiz Carlos Berrini, 105, 16th floor, Ed. Berrini One, Cidade das Monções, São Paulo, SP, Brazil, ZIP Code 04571-010 Gallo Brasil Distribuição e comércio Limitada (55) BRL1.00 7 Canada – Suite 300-171 West Esplanade, North Vancouver, British Columbia, V7M 3K9 A&W Root Beer Beverages Canada Inc.◊ (40) No Par Value 38 Canada – 229 Amesbury Gate, Bedford, Nova Scotia, B4B 0R8 The 7 Virtues Beauty Inc.Δ◊ (64.29) No Par Value 58 (11.79) No Par Value 119 Canada – 1400-160 Bloor Street East, Toronto, ON M4W 3R2 Food Service Direct Logistics Canada, Inc.◊ (60) CAD1.00 7 China – Room B101, Building 1, No. 33, Fuquan North Road, Changning District, Shanghai Shanghai Lihuashiheng Food Techical Co. Ltd (33.33) CNY1.00 1 Name of Undertaking Nominal Value Share Class Note GROUP COMPANIES 198 Unilever Annual Report and Accounts 2025 Financial Statements Cyprus – 2 Marcou Dracou Street, Engomi Industrial Estate, 2409 Nicosia Unilever PMT LimitedΔ (49) EUR1.71 2 EUR1.71 3 England and Wales – 100 Victoria Embankment, Blackfriars, London EC4Y 0DY Uflexreward Holdings LimitedΔ (92.59) GBP0.001 2 GBP1.00 21 Uflexreward LimitedΔ (92.59) GBP1.00 2 England and Wales – Unit 1.8 & 1.9, The Shepherds Building, Charecroft Way, London W14 0EE SCA Investments Holdings LimitedΔ◊ (15.61) GBP0.001 40 (25.19) GBP0.001 41 (3.63) GBP0.001 42 (5.31) GBP0.001 112 England and Wales – 2nd Floor, 5 Jubilee Place, Chelsea, London SW3 3TD Trinny London LimitedΔ◊ (54.88) GBP0.01 58 (32.32) GBP0.01 71 England and Wales – 2 Leman Street, London E1W 9US Penhros Bio Limited◊ (37.7) GBP1.00 1 England and Wales – 6 Snow Hill, London EC1A 2AY VHSquared Limited◊ (in liquidation) (39.47) GBP0.01 1 (1.79) GBP0.01 57 (17.86) GBP0.01 36 England and Wales – 4 Berens Road, London, England, NW10 5EB The Nue Co, LtdΔ◊ (20.41) GBP0.000001 35 (3.98) GBP0.000001 58 England and Wales – 71-75 Shelton Street, Covent Garden, London, United Kingdom, WC2H 9JQ Indu Cosmetics, LtdΔ◊ (48.78) GBP0.0001 111 France – 13 Avenue Morane Saulnier, 78140 Velizy Villacoublay Pegase S.A.S. (25) EUR5,000.00 1 France – 7 rue Armand Peugeot, 92500 Rueil-Malmaison Relais D’or Centrale S.A.S. (49.99) No Par Value 1 Germany – Beerbachstraße 19, 91183 Abenberg Hans Henglein & Sohn GmbH◊ (50) EUR100,000.00 1 Henglein & Co. Handels-und Beteiligungs GmbH & Co. KG◊ (50) 4 Henglein Geschäftsführungsgesellschaft mit beschränkter Haftung◊ (50) DEM50,000.00 1 Nürnberger Kloßteig NK GmbH & Co. KG◊ (50) 4 Henglein NRW GmbH◊ (50) DEM250,000.00 1 Germany – Lauchaer Straße 1, 06647 An der Poststraße OT Klosterhaeseler Henglein GmbH & Co. KG◊ (50) DEM50,000.00 1 India – 1st & 2nd Floor, Kagalwala House, Plot No. 175, CST Road, Kalina, Bandra Kurla, Santacruz East Mumbai, Mumbai 400098 Peel-Works Private LimitedΔ◊ (in liquidation) (48.15) INR30.00 63 (16.66) INR30.00 70 (14.65) INR30.00 32 India – 1st Floor Lodha, i-Think Techno Campus, A Wing, Chirak Nagar, Thane MH 400607 Pureplay Skin Sciences (India) Private LimitedΔ◊ (0.1) INR10.00 75 (100) INR100.00 73 (100) INR100.00 64 (6.54) INR100.00 65 (8.75) INR100.00 106 India – Plot No. D 5, Road No. 20, Marol MIDC, Andheri East, Mumbai 400093 Scentials Beautycare & Wellness LtdΔ◊ (63.42) INR10.00 73 (0.10) INR10.00 75 India – 15 Ambika Nagar, Sector 4, Hiran Magri, Udaipur, Rajasthan 313002 Derma Goodness Private LimitedΔ◊ (0.2) INR10.00 75 (97.93) INR100.00 110 (20.04) INR100.00 73 India – Z-44, Panchasayar, P-210-4-1, Panchasayar, Kolkata, WB 700094 Wellness Ville Private LimitedΔ◊ (0.10) INR10.00 75 (92.11) INR50.00 118 Name of Undertaking Nominal Value Share Class Note (100.00) INR50.00 73 India – 28, B.T. Road, Cossipore, Chiria More, Kolkata, West Bengal 700002 Rabiko Lifestyle Private LimitedΔ◊ (0.02) INR10.00 75 (100.00) INR10.00 114 India – A-2004, Floor-20, Plot-141, Phoenix Tower-A, S.B. Marg, Delisle Road, Lower Parel West, Mumbai 400013 Nutritionalab Private Limited (13.31) INR10.00 1 India – 109, Floor 1, Plot 16, Vithaldas Chamber, Mumbai Samachar Marg Bombay Stock Exchange, Fort, Mumbai, Maharashtra 400001 ClayCo Cosmetics Private LimitedΔ◊ (100) INR50.00 114 (0.1) INR10.00 75 (100) INR50.00 73 India – 109, Office No. 202, Simran Plaza, CTS E/829, JN of 3rd & 4th Road, Khar West, Opp Naginas Rest, Khar Colony, Mumbai, 400052 24Carat Remedies Private LimitedΔ◊ (79.07) INR10.00 130 (0.06) INR10.00 75 Indonesia – Jalan Srengseng Raya Nomor 55A, Rukun Tetangga 001, Rukun Warga 002, Kelurahan Srengseng, Kecamatan Kembangan, Jakarta Barat 11630 PT Anugrah Mutu Bersama◊ (40) IDR1,000,000.00 1 Iran – Second Floor, No. 23, Corner of 33rd Street, Zagros Street, Argentina Square, Tehran Unilever-Golestan Foods (Private Joint Stock Company)(51) IRR1,000,000.00 1 Ireland – 70 Sir John Rogerson’s Quay, Dublin 2 Pepsi Lipton International LimitedΔ (45.45) EUR1.00 53 EUR1.00 54 EUR1.00 79 EUR1.00 121 EUR1.00 122 EUR1.00 123 EUR1.00 124 Israel – Kochav Yokneam Building, 4th Floor, PO Box 14, Yokneam Illit 20692 IB Ventures LimitedΔ (99.74) ILS1.00 14 Israel – 8 HaMada Street, Rehovot Elixr, LtdΔ◊ (28.57) USD0.01 130 Italy – Via Quercete, n.a. 81016, San Potito Sannitico (CE) P2P S.r.l (50) EUR1.00 1 Luxembourg – 5 Heienhaff, L-1736 Senningerberg Helpling Group Holding S.à r.l.Δ◊ (34.06) EUR1.00 88 (1.37) EUR1.00 61 (6.13) EUR1.00 125 Mauritius – c/o Apex Fund Services (Mauritius) Ltd, 4th Floor, 19 Bank Street, Cyber City, Ebene 72201 Capvent Asia Consumer Fund LimitedΔ (40.41) (in liquidation) USD0.01 78 Netherlands – 1016CG Amsterdam, Heregracht 346 A Inde Wild B.V.Δ◊ (60.06) EUR0.01 111 Oman – PO Box 1711, Ruwi, Postal Code 112 Towell Unilever LLC (49) OMR1.00 1 Philippines – 11th Avenue Corner, 38th Street, Bonifacio Triangle, Bonifacio Global City, Taguig City, Metro Manila Sto Tomas Paco Land CorpΔ◊ (40) PHP1.00 7 (40) PHP10.00 46 (40) PHP20.00 44 Cavite Horizons Land, Inc.◊ (35.10) PHP1.00 7 PHP10,000.00 46 Portugal – Largo Monterroio Mascarenhas, 1,1099–081 Lisboa Fima Ola – Produtos Alimentares, S.A. (55) EUR4,125,000.00 1 Gallo Worldwide, Limitada (55) EUR550,000.00 5 Grop – Gelado Retail Operation Portugal, Unipessoal, Limitada (55) EUR50,000.00 1 Unilever Fima, Limitada (55) EUR14,462,336.00 5 Victor Guedes – Industria e Comercio, S.A. (55) EUR275,000.00 1 Fima Dressings Unipessoal, Lda (55) EUR50,000.00 1 UL Ice Cream Comercial, Lda (55) EUR55,000.00 5 Name of Undertaking Nominal Value Share Class Note GROUP COMPANIES Financial Statements Unilever Annual Report and Accounts 2025 199

GROUP COMPANIES

Name of Undertaking	Nominal Value	Share Class Note
ICC Portugal Supply Unipessoal, Lda (55)	EUR1,000.00	5
Portugal – Avenida Conselheiro Fernando de Sousa, 19, 15°, 1070-072, Lisboa		
Transportadora Central do Infante, Limitada (55)	EUR27,000.00	5
Saudi Arabia – PO Box 22800, Jeddah 21416		
Binzagr Unilever Distribution Company Limited (49)	SAR1,000.00	1
Singapore – 3 Phillip Street, #14-05 Royal Group Building, 048693		
YOU Private LimitedΔ◊ (33.33)		71
(33.56)		93
Singapore – 20A Tanjong Pagar Road, 088443		
ESQA Corp Pte LtdΔ◊ (60)		73
(100)		76
Sweden – Sturegatan 38, Stockholm, 11436		
SachaJuan Haircare ABΔ◊ (69.5)	SEK1.00	9
United Arab Emirates – PO Box 49, Dubai		
Al Gurg Unilever LLC (49)	AED1,000.00	1
United Arab Emirates – PO Box 49, Abu Dhabi		
Thani Murshid Unilever LLC (49)	AED1,000.00	1
United States – 700 Sylvan Avenue, Englewood Cliffs, New Jersey 07632-3201		
Pepsi Lipton Tea Partnership (50)		4
Food Service Direct Logistics, LLC (60)		13
United States – c/o The Company Corporation, 251 Little Falls Drive, Wilmington, DE, New Castle 19808		
Outliers, Inc.Δ◊ (58.77)	USD0.00001	62
(31.35)	USD0.00001	113
Perelel, Inc.Δ◊(16.77)	USD0.00001	95
(68.42)	USD0.00001	58
(34.83)	USD0.00001	55
True Botanicals, Inc.Δ◊ (51.23)	USD0.0001	62
Hung Vanngo Beauty, Inc.Δ◊ (60)	USD0.00001	59
United States – c/o Cogency Global Inc, 850 New Burton Road, in the City of Dover, County of Kent, Delaware		

Name of Undertaking	Nominal Value	Share Class Note
Volition Beauty Inc.Δ◊ (66.44)	USD0.0001	58
United States – c/o The Corporation Trust Company, Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, New Castle County		
Koco Life LLCΔ◊ (26.19)		104
(41.59)		105
New Voices Fund LPΔ◊ (32.90)		4
Oak Essentials Holdco, Inc.Δ◊ (23.81)	USD0.0001	58
Lemme, Inc.Δ◊ (86.28)	USD0.0001	62
(6.38)	USD0.0001	95
Plant People, PBC Δ◊ (22.60)	USD0.0001	95
(9.07)	USD0.0001	62
Alice Mushrooms, Inc Δ◊ (28.75)	USD0.001	62
Eetho Brands Inc.Δ◊ (100)	USD0.0001	58
United States – c/o A Registered Agent, Inc, 8 The Green, Ste A, Dover, Kent, DE, 19901		
Clean Beauty for All, Inc.Δ◊ (21.73)	USD0.0001	62
(41.99)	USD0.0001	95
(62.35)	USD0.0001	51
(67.85)	USD0.0001	96
OneSkin, Inc.Δ◊ (28.57)	USD0.00001	58
(5.00)	USD0.00001	7
(7.55)	USD0.00001	59
United States – National Registered Agents Inc., 1209 Orange Street, Wilmington, New Castle, Delaware 19801		
Mealogic, Inc.Δ◊ (24.82)	USD0.00001	58
United States – 131 Continental Drive Suite 305, Newark, Newcastle, DE, 19713		
Create Wellness, Inc.Δ◊ (90.07)	USD0.00001	62
(14.18)	USD0.00001	71
United States – Vcorp Services, LLC, 108 W. 13th Street Suite 100, Wilmington, New Castle, DE, 19801.		
i-Genie.AI Inc. Δ◊ (99.72)	USD0.0001	103
(8.02)	USD0.0001	58

Notes:

1: Ordinary, 2: Ordinary-A, 3: Ordinary-B, 4: Partnership, 5: Quotas, 6: Class-A Common, 7: Common, 8: Class A, 9: Class B, 10: Class C, 11: Class II Common, 12: Class III Common, 13: Membership Interest, 14: Preference, 15: Redeemable Preference, 16: Limited by Guarantee, 17: C Ordinary Shares, 18: Viscountcy, 19: B3 Ordinary, 20: Series C-1 Pref, 21: Ordinary-C, 22: Preferred, 23: Common Stock, 24: Redeemable Preference Class B, 25: Special, 26: Cumulative Preference, 27: 5% Cumulative Preference, 28: Non-Voting Ordinary B, 29: Common B, 30: Management, 31: Dormant, 32: Series C1 Preference, 33: Series D-2, 34: Cumulative Redeemable Preference, 35: A-Ordinary, 36: Preferred Ordinary, 37: Com, 38: Class Common-B, 39: Series A Participating Preference, 40: H-Ordinary, 41: I-Ordinary, 42: J-Ordinary, 43: Series A Preferred Convertible, 44: A Preference, 45: Series B1 CCPS, 46: B Preference, 47: Series A-5, 48: Series C-2 Preferred, 49: A-4 Com, 50: D Preference, 51: Series A-3 Preferred, 52: C Preference, 53: E Ordinary, 54: G Preferred, 55: Series Seed, 56: Nominal, 57: Preferred A, 58: Series A Preferred, 59: Series Seed-2 Preferred, 60: Series C-2, 61: Series D, 62: Series A-1 Preferred, 63: Series B-2 Preference, 64: Pre Series B CCPS, 65: Series B CCPS, 66: Series C1 CPPS, 67: Series C2, 68: Office Holders, 69: Security, 70: Series B-3 Preference, 71: Series B Preferred, 72: Series Seed B CPPS, 73: Series A CCPS, 74: Series A2 CPPS, 75: Equity, 76: Series B CCPS, 77: Series B Preferred Convertible, 78: Class A Redeemable Non-Voting Ordinary, 79: B Ordinary, 80: N Ordinary, 81: A-1 Com, 82: A-2 Com, 83: A-3 Com, 84: Series A EIS, 85: Series A Convertible Preferred, 86: Series A2 Preferred, 87: Series B2 Preferred, 88: Series C Preferred, 89: Series A1 CPPS, 90: D1 Preferred, 91: Series E, 92: Series C-2 Pref, 93: Series B-1 Preferred, 94: Series B-2 Preferred, 95: Series A-2 Preferred, 96: Series A-4 Preferred, 97: Preferred Seed, 98: Seed-3 Preferred, 99: CCPS, 100: Series A Preferred Stock, 101: Ordinary Preferred, 102: E Preference, 103: Common A, 104: Series D-5 Preferred, 105: Series D-6 Preferred, 106: Series C CCPS, 107: Series Seed Convertible Preferred, 108: Series C-E Preferred, 109: Series Seed 2 Convertible Preferred Shares, 110: Seed CCPS, 111: Series Seed Preferred Shares, 112: M-Ordinary, 113: Series A-9 Preferred, 114: Series Seed CCPS, 115: Series A-1, 116: Pre-Series B CCCPS, 117: Series A CCCPS, 118: Series Seed A CCPS, 119: Series B Common Stock, 120: B1 Ordinary, 121: I Preferred, 122: K Preferred, 123: M Preferred, 124: O Preferred, 125: Series F, 126: B4 Ordinary, 127: Pre-Series A CCPS, 128: Series B Convertible Preferred, 129: Series B2 Convertible Preferred, 130: Series Seed-1 Preferred.

() Indicates an undertaking directly held by PLC. All other undertakings are indirectly held. In the case of Hindustan Unilever Limited, 47.43% is directly held and the remainder of 14.47% is indirectly held. In the case of Unilever Kenya Limited, 11.30% is directly held and the remainder of 88.70% is indirectly held. In the case of Unilever Sri Lanka Limited, 18.32% is directly held and the remainder of 81.68% is indirectly held. In the case of Mixhold B.V., 27.71% is directly held and the remainder of 72.29% is indirectly held. In the cases of each of Unilever Gida Sanayi ve Ticaret A.Ş. and Unilever Sanayi ve Ticaret Turk A.Ş., a fractional amount is directly held and the remainder is indirectly held. In the case of Mixhold B.V., 55.37% of the ordinary-A shares are directly held, the remainder of 44.63% are indirectly held and the other share classes are indirectly held.

* Shares the undertaking holds in itself.

Δ Denotes an undertaking where other classes of shares are held by a third party.

X Binzagr Unilever Limited, Severn Gulf FZCO, Unilever Binzagr Gulf General Trading LLC and AlBahar United For Wholesale and Retail Trading Company LLC are subsidiary undertakings pursuant to Section 1162(2)(b) Companies Act 2006. The Unilever Group is entitled to 50% of the profits made by Binzagr Unilever Limited, Severn Gulf FZCO and Unilever Binzagr Gulf General Trading LLC.

◊ Accounted for as non-current investments within non-current financial assets.

∞ Exemption pursuant to Regulation 7 of the Partnership (Accounts) Regulations 2008.

In addition, we have revenues either from our own operations or otherwise in the following locations: Afghanistan, Åland Islands, Albania, American Samoa, Americas, Andorra, Angola, Anguilla, Antigua and Barbuda, Armenia, Aruba, Azerbaijan, Bahamas, Barbados, Belize, Benin, Bermuda, Bhutan, Bonaire, Bosnia and Herzegovina, Botswana, British Indian Ocean Territory, British Virgin Islands, Brunei Darussalam, Burkina Faso, Burundi, Cameroon, Cape Verde, Cayman Islands, Central African Republic, Chad, Christmas Island, Cocos (Keeling) Islands, Comoros, Congo, Cook Islands, Curaçao, Democratic Republic of Congo, Dominica, Equatorial Guinea, Eritrea, Eswatini (previously known as Swaziland), Falkland Islands (Malvinas), Faroe Islands, Federated States of Micronesia, Fiji, French Guiana, French Polynesia, French Southern Territories, Gabon, Gambia, Georgia, Gibraltar, Greenland, Grenada, Guadeloupe, Guam, Guernsey, Guinea, Guinea-Bissau, Guyana, Heard Island and McDonald Islands, Holy See (Vatican City State), Iceland, Iraq, Jamaica, Kiribati, Kosovo, Kyrgyzstan, Lebanon, Lesotho, Liberia, Libya, Liechtenstein, Luxembourg, Macao, Madagascar, Maldives, Mali, Malta, Marshall Islands, Martinique, Mauritania, Mauritius, Mayotte, Moldova (Republic of), Monaco, Mongolia, Montenegro, Montserrat, Namibia, Nauru, New Caledonia, Niue, Norfolk Island, North Macedonia, Northern Mariana Islands, Palau, Papua New Guinea, Pitcairn, Réunion, Saint Kitts and Nevis, Saint Lucia, Saint Martin (French part), Saint Pierre and Miquelon, Saint Vincent and the Grenadines, Samoa, San Marino, Senegal, Seychelles, Sierra Leone, Sint Maarten (Dutch part), Slovenia, Solomon Islands, Somalia, South Georgia and the South Sandwich Islands, South Sudan, Suriname, Svalbard and Jan Mayen, Tajikistan, Timor-Leste, Togo, Tokelau, Tonga, Turkmenistan, Turks and Caicos Islands, Tuvalu, Uzbekistan, Vanuatu, Virgin Islands (US), Wallis and Futuna, Western Sahara and Yemen.

The Unilever Group has established branches in Azerbaijan, China, Jordan, Kazakhstan, Lebanon, Poland, Turkey and the UK.

200 Unilever Annual Report and Accounts 2025 Financial Statements